SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 23, 2003
Date of Report (Date of earliest event reported)

NeoRx Corporation
(Exact Name of Registrant as Specified in Charter)

Washington	0-16614	91-1261311
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

300 Elliot Avenue West, Suite 500, Seattle, WA		98119
(Address of principal executive offices)		(Zip Code)

(206) 281-7001
(Registrant’s telephone number, including area code)

Item 7.                                                 Financial Statements, Pro Forma Financial Information and Exhibits

(c)                        Exhibits

99.1                  Press Release of NeoRx Corporation, dated April 23, 2004.

Item 12.                                          Results of Operations and Financial Condition

On April 23, 2004, NeoRx Corporation issued a press release announcing its earnings for the first quarter ended March 31, 2004.  A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoRx Corporation

Dated:	April 26, 2004	By	/s/ Michael K. Jackson
Michael K. Jackson
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 23, 2004